CONTENTS
--------------------------------------------------------------------------------

 2  Letter to Shareholders
 3  Management's Discussion of Performance
 6  Financial Statements
14  Notes to Financial Statements
17  Report of Independent Auditors
18  Notice to Shareholders

TIP FUNDS
--------------------------------------------------------------------------------

     The TIP Funds offer a series of 19 no-load mutual funds to institutional investors. The minimum initial investment in a TIP Fund is $100,000.
     Penn Capital Management Company, Inc., based in Cherry Hill, N.J., serves as the investment adviser to two and Sub-Adviser to one of the TIP Funds. The firm, founded in 1987, invests more than $400 million in fixed-income and equity portfolios on behalf of individuals and institutions. Penn Capital Management manages the Penn Capital Strategic High Yield Bond Fund. A separate investment firm manages the other mutual funds in the TIP Funds family.
     Penn Capital Management Company, Inc. also manages the Penn Capital Select Financial Services Fund, a mutual fund in the TIP Funds family.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     TIP Funds shareholders receive annual and semiannual reports and quarterly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-888-TIP-7654. Or they may write to TIP Funds, Box 419805, Kansas City, Missouri 64141.

TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------

The Penn Capital Strategic High Yield Bond Fund seeks to maximize income through high current yield and, as a secondary objective, to produce above average capital appreciation. The Fund invests primarily in a diversified portfolio of high yield bonds and other high yield instruments.

The Fund commenced operations on March 1, 1998 and has total assets of $41.7 million as of September 30, 1999. Since its inception, the Fund posted an annualized total return of 0.50% compared to a negative 0.45% for the Credit Suisse First Boston High Yield Index. For the period October 1, 1998 through September 30, 1999, the Fund posted a total return of 8.65% compared to 3.95% for the Credit Suisse First Boston Index.

I want to personally thank all our shareholders for their continued support. Penn will continue to rely upon its strong credit research capabilities, and are confident that our high yield investment style and experience will justify your decision to entrust your assets to us.


Sincerely,


/s/ signature omitted
-------------------------------------
Richard A. Hocker
Chief Investment Officer
Penn Capital Management Company, Inc.

MANAGEMENT'S DISCUSSION OF PERFORMANCE
Penn Capital Strategic High Yield Bond Fund
--------------------------------------------------------------------------------

Market Review

Penn is pleased to report that the twelve months ended September 30, 1999 performance of the Penn Capital Strategic High Yield Bond Fund represents to our investors value-added versus the performance of the broader high yield bond market. This was achieved in a market, however, that can be characterized as disappointing relative to the long-term performance record of high yield bonds.

Fiscal year 1999 began with global financial markets rebounding, spurred-on by the Federal Reserve's lowering of the federal funds rate three times. This action was in response to the global fixed income crisis that occurred in the third quarter of 1998 and injected much needed liquidity into world financial markets. High yield bonds performed well through this recovery period while high-grade bonds were trounced by increasing concern over rising interest rates.

Positive performance continued through the second calendar quarter of 1999, but turned negative during the quarter ended September 30, 1999. Factors contributing to the market's performance during the third calendar quarter was the market's concerns over credit quality, liquidity, and Y2K. This resulted in high yield mutual fund outflows and the resistance of high yield market makers to ensure market liquidity.

Our Investment Approach

The Fund's High Yield Style is a total return style emphasizing current income and capital appreciation. The Fund seeks securities that are undervalued due to market inefficiencies and equity like market rotation. The Fund divides a portfolio into core and non-core holdings. The core of the portfolio is managed to achieve consistent interest income while minimizing principal loss. This is done by investing in single B-rated cash pay securities. Diversification is a key tenet, with 1%-2% company positions taken.

The non-core portion of the portfolio is managed with the primary goal being to achieve above market returns via interest income and capital appreciation. This portion is managed with higher concentrations in undervalued issues in the middle tier, lower tier and special situation universe. Security selection is a key tenet, with 2%-5% company positions taken.

Factors Relating to Fiscal 1998 Performance

The Penn Capital Strategic High Yield Bond Fund outperformed its benchmark, the Credit Suisse First Boston High Yield Index. For the period October 1, 1998 through September 30, 1999, the Fund posted a total return of 8.65% compared to 3.95% for the Index. Strategic overweightings in key industries such as Mobile Telecommunications, Energy and Media played a large role in the Fund's outperformance. Most importantly, Penn's credit research capabilities have allowed the Fund to avoid defaulted issues and other major credit disappointments that can have an adverse impact on a Fund's total return.

In Summary

Penn believes current market conditions represent an opportunity, again, to provide above average returns in the Year 2000. Factors to consider include:

o The Moody's high yield bond default rate has trended upward throughout 1999. This is not a surprise to Penn given the stress placed on commodity based industries in the second half of 1998. Default rates are essentially a lagging indicator. Historically, the high yield bond market has performed well in the year in which default rates have exceeded historical averages, having moved into recovery mode.

o Increases in the Producer Price Index in 1994 inspired inflation fears and rising rates. The high yield bond market followed up the interest rate volatility of 1994 with very strong returns in 1995.

o The current Credit Suisse First Boston High Yield Index spread to treasury is very attractive from an historical perspective. Analytical measures indicate that investors are still being overly compensated for the inherent level of risk, based on current economic and market conditions.

o Y2K concerns have caused high yield mutual fund managers to raise cash positions in order to meet the redemptions of nervous retail investors. These funds, along with the reinvestment of income, will be redeployed into the market in December and January, creating a strong technical boost as we move into Year 2000.

        Comparison of Change in the Value of a $10,000 Investment in the
               Penn Capital Strategic High Yield Bond Fund, versus
                     the C.S. First Boston High Yield Index

                                   [GRAPHIC OMITTED]

In the printed version of the document, a line graph appears which depicts the following plot points:

                      2/28/98       10,000         10,000
                      9/30/98        9,278          9,552
                      9/30/99       10,080          9,929

                  Penn Capital Strategic High Yield Bond Fund

                  C.S. First Boston High Yield Index

These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) The Penn Capital Strategic High Yield Bond Fund commenced operations on March 1, 1998.

Statement of Net Assets                                       Penn Capital Funds
September 30, 1999

                                                           Face
PENN CAPITAL STRATEGIC                                    Amount          Value
HIGH YIELD BOND FUND                                       (000)          (000)
--------------------------------------------------------------------------------
Corporate Bonds (67.8%)
Aerospace & Defense (0.4%)
   Compass Aerospace (A)
     10.125%, 04/15/05                                    $  185          $  173
                                                                          ------
Airlines (2.5%)
   Aircraft Service International
     Group
     11.000%, 08/15/05                                       250             247
   Constellation Finance (A)
      9.800%, 12/14/02                                       455             426
   Valujet
     10.250%, 04/15/01                                       435             384
                                                                          ------
                                                                           1,057
                                                                          ------
Apparel/Textiles (1.4%)
   Tropical Sportswear
     International, Ser A
     11.000%, 06/15/08                                       630             565
                                                                          ------
Automotive & Truck Parts (3.4%)
   Exide
     10.000%, 04/15/05                                       350             347
   Exide Cv (A)
      2.900%, 12/15/05                                     1,295             733
   Hayes Wheels International
     11.000%, 07/15/06                                        75              77
   JH Haefner
     10.000%, 05/15/08                                       245             237
                                                                          ------
                                                                           1,394
                                                                          ------
Broadcasting, Newspapers &
   Advertising (2.4%)
   Garden State Newspapers, Ser B
      8.750%, 10/01/09                                       185             173
   Jones International Network
     11.750%, 07/01/05                                       845             767
   Perry-Judd
     10.625%, 12/15/07                                        75              68
                                                                          ------
                                                                           1,008
                                                                          ------

                                                           Face
                                                          Amount          Value
                                                           (000)          (000)
--------------------------------------------------------------------------------
Cable (1.1%)
   Northland Cable Television
     10.250%, 11/15/07                                     $  355         $  355
   Scott Cable Communications,
     Ser B (B)
     07/18/02                                                 165             33
   Telewest Communications
      9.625%, 10/01/06                                         90             91
                                                                          ------
                                                                             479
                                                                          ------
Communications Equipment (0.5%)
   Williams Communications Group
     10.875%, 10/01/09                                        200            198
                                                                          ------
Containers Paper & Plastic (1.5%)
   Packaged Ice
      9.750%, 02/01/05                                        235            207
   Sweetheart Cup
      9.625%, 09/01/00                                        425            418
                                                                          ------
                                                                             625
                                                                          ------
Cosmetics & Toiletries (3.3%)
   Chattem, Ser B
      8.875%, 04/01/08                                         60             57
   Drypers, Ser B
     10.250%, 06/15/07                                      1,160            971
   Revlon Consumer Products
      8.125%, 02/01/06                                        370            333
                                                                          ------
                                                                           1,361
                                                                          ------
Electronics Connectors (0.8%)
   HCC Industries
     10.750%, 05/15/07                                        405            343
                                                                          ------
Environmental Services (2.5%)
   Allied Waste North America, Ser B
      7.375%, 01/01/04                                        470            432
   Safety-Kleen Services
      9.250%, 06/01/08                                        270            267
   Safety-Kleen Services (A)
      9.250%, 05/15/09                                         55             54
   Waste Systems
     11.500%, 01/15/06                                        305            303
                                                                          ------
                                                                           1,056
                                                                          ------

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets                                       Penn Capital Funds
September 30, 1999

                                                           Face
PENN CAPITAL STRATEGIC                                    Amount          Value
HIGH YIELD BOND FUND                                       (000)          (000)
--------------------------------------------------------------------------------
Food, Beverage & Tobacco (1.6%)
   Heileman Acquisition (C)
     01/31/04                                             $   20              --
   Pantry
     10.250%, 10/15/07                                       325          $  321
   Tom's Foods
     10.500%, 11/01/04                                       410             357
                                                                          ------
                                                                             678
                                                                          ------
Food/Wholesale Distribution (1.3%)
   Ameriserve Food
      8.875%, 10/15/06                                       125              98
     10.125%, 07/15/07                                       475             322
   Ameriserve Financial (A)
     12.000%, 09/15/06                                       125             122
                                                                          ------
                                                                             542
                                                                          ------
Gaming (5.4%)
   Alliance Gaming, Ser B
     10.000%, 08/01/07                                       520             378
   Argosy Gaming (A)
     10.750%, 06/01/09                                       750             769
   Autotote, Ser B
     10.875%, 08/01/04                                       185             193
   Hollywood Park/Operating, Ser B
      9.500%, 08/01/07                                       280             274
   Majestic Star Casino (A)
     10.875%, 07/01/06                                       100              97
   Mohegan Tribal Gaming
      8.750%, 01/01/09                                       140             137
   Venetian Casino/Lv Sands (D)
     10.000%, 11/15/05                                       525             403
                                                                          ------
                                                                           2,251
                                                                          ------
Hotels & Lodging (0.1%)
   Red Roof Inns
      9.625%, 12/15/03                                        50              51
                                                                          ------
Instruments Scientific (0.2%)
   Fisher Scientific International
      9.000%, 02/01/08                                        85              79
                                                                          ------
Machinery (0.5%)
   Thermadyne Manufacturing
      9.875%, 06/01/08                                       280             229
                                                                          ------

                                                            Face
                                                           Amount          Value
                                                            (000)          (000)
--------------------------------------------------------------------------------
Manufacturing (2.5%)
   Decora Industries, Ser B
     11.000%, 05/01/05                                    $  325          $  307
   Prestolite Electric
      9.625%, 02/01/08                                        85              76
   Sun World International, Ser B
     11.250%, 04/15/04                                       260             270
   Unicco Service, Ser B
      9.875%, 10/15/07                                       435             395
                                                                          ------
                                                                           1,048
                                                                          ------
Medical Products & Services (4.4%)
   Global Health Services
     11.000%, 05/01/08                                     1,415           1,029
   Medpartners
      6.875%, 09/01/00                                       395             374
   Quorum Health
      8.750%, 11/01/05                                       135             123
   Unilab
     11.000%, 04/01/06                                       300             335
                                                                          ------
                                                                           1,861
                                                                          ------
Metal/Mining Other (0.6%)
   TVX Gold Cv
      5.000%, 03/28/02                                       330             262
                                                                          ------
Oil Field Services (0.3%)
   Key Energy Services, Ser B
     14.000%, 01/15/09                                       125             131
                                                                          ------
Petroleum & Fuel Products (3.5%)
   Derlan Manufacturing
     10.000%, 01/15/07                                        61              58
   Houston Exploration, Ser B
      8.625%, 01/01/08                                       375             362
   Ocean Rig Norway
     10.250%, 06/01/08                                       750             553
   Parker Drilling Cv
      5.500%, 08/01/04                                       150             116
   Parker Drilling, Ser D
      9.750%, 11/15/06                                       340             328
   Pride International (D)
     6.003%, 04/24/18                                        135              45
                                                                          ------
                                                                           1,462
                                                                          ------

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets                                       Penn Capital Funds
September 30, 1999

                                                           Face
PENN CAPITAL STRATEGIC                                    Amount          Value
HIGH YIELD BOND FUND                                       (000)          (000)
--------------------------------------------------------------------------------
Petroleum Refining (3.3%)
   Great Lakes Carbon, Ser B
     10.250%, 05/15/08                                    $  335          $  314
   Petro Stopping Ctr/Finl
     10.500%, 02/01/07                                       225             223
   Plains Resources, Ser B
     10.250%, 03/15/06                                       225             227
   RBF Finance
     11.375%, 03/15/09                                       295             311
   Transamerican Refining (A)
     15.000%, 12/01/03                                       321             313
                                                                          ------
                                                                           1,388
                                                                          ------
Propane Distribution (0.1%)
   Ferrellgas Partners, Ser B
      9.375%, 06/15/06                                        45              45
                                                                          ------
Real Estate/Building (1.1%)
   BF Saul REIT, Ser B
      9.750%, 04/01/08                                       225             213
   Fortress Group
     13.750%, 05/15/03                                       340             250
                                                                          ------
                                                                             463
                                                                          ------
Restaurants (0.0%)
   Advantica Restaurant Group
     11.250%, 01/15/08                                         1               1
                                                                          ------
Retail (2.6%)
   Finlay Enterprises
      9.000%, 05/01/08                                       465             436
   K-Mart, Ser K-1
      8.990%, 07/05/10                                       185             187
   Phar-Mor
     11.720%, 09/11/02                                       465             478
                                                                          ------
                                                                           1,101
                                                                          ------
Telephones &
   Telecommunication (15.4%)
   Clearnet Communications (D)
     12.315%, 12/15/05                                       315             296
   E.Spire Communications (D)
     19.165%, 07/01/08                                       335             124
     21.488%, 11/01/05                                       340             204

                                                            Face
                                                           Amount          Value
                                                            (000)          (000)
--------------------------------------------------------------------------------
   Golden Sky (A) (D)
     13.035%, 03/01/07                                    $1,585          $  917
   Hyperion Telecommunication,
     Ser B (D)
     12.234%, 04/15/03                                       250             211
   ICG Services (D)
     12.909%, 05/01/08                                       160              91
   ICG Holdings (D)
     14.113%, 05/01/06                                       175             133
   Level 3 Communications
      9.125%, 05/01/08                                       100              91
   Level 3 Communications (D)
     12.455%, 12/01/08                                       275             154
   McCaw International (D)
     16.268%, 04/15/07                                     1,380             826
   Microcell Telecommunications,
     Ser B (D)
     11.848%, 06/01/06                                       735             615
   Nextel Partners (D)
     13.333%, 02/01/09                                       340             199
   Nextel Communications (D)
     10.385%, 02/15/08                                       310             217
   NTL Communications, Ser B
     10.000%, 02/15/07                                       265             271
     11.500%, 10/01/08                                        70              76
   Omnipoint
     11.625%, 08/15/06                                       490             506
   Omnipoint, Ser A
     11.625%, 08/15/06                                       195             201
   Powertel (D)
     11.755%, 02/01/06                                       200             173
   Primus Telecommunications
     11.750%, 08/01/04                                       215             211
   Satellites Mexicanos, Ser B
     10.125%, 11/01/04                                       445             333
   Talton Holdings, Ser B
     11.000%, 06/30/07                                       445             409
   Viatel
     11.500%, 03/15/09                                       210             202
                                                                          ------
                                                                           6,460
                                                                          ------
Transportation/Non-Air (5.1%)
   Atlantic Express
     10.750%, 02/01/04                                       410             399

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets                                       Penn Capital Funds
September 30, 1999

                                                       Shares/Face
PENN CAPITAL STRATEGIC                                    Amount          Value
HIGH YIELD BOND FUND                                      (000)           (000)
--------------------------------------------------------------------------------
   Global Ocean Carriers (B)
     10.250%, 07/15/07                                   $   105          $   29
   Holt Group Sr Nts
      9.750%, 01/15/06                                     1,200             830
   Sea Containers
      7.875%, 02/15/08                                       375             334
   Stage Coach Holdings, Ser B
      9.375%, 07/01/07                                        80              85
   TFM SA DE Cv
     10.250%, 06/15/07                                       515             449
                                                                          ------
                                                                           2,126
                                                                          ------
Total Corporate Bonds
   (Cost $29,813)                                                         28,437
                                                                          ------
Preferred Stocks (11.9%)
Aerospace & Defense (0.1%)
   GPA Cv*                                                    46              46
                                                                          ------
Banks (0.3%)
   Astoria Financial                                       5,275             136
   Fidelity Federal Bank                                      30              --
                                                                          ------
                                                                             136
                                                                          ------
Broadcasting, Newspapers &
   Advertising (0.9%)
   Pegasus Communications*                                 3,700             370
                                                                          ------
Cable (1.4%)
   CSC Holdings                                            4,725             512
   CSC Holdings PIK*                                         766              83
                                                                          ------
                                                                             595
                                                                          ------
Diversified Operations (0.5%)
   Nebco Evans Holding PIK*                                5,180             192
                                                                          ------
Finance (0.0%)
   Crown Castle Intl Corp*                                     3               4
                                                                          ------
Machinery (0.2%)
   Clark Material Handling*                                1,165              90
                                                                          ------

                                                                          Value
                                                          Shares          (000)
--------------------------------------------------------------------------------
Medical Products &
   Services (1.2%)
   Laboratory of America*                                  3,895          $  218
   MedPartners                                            34,070             287
                                                                          ------
                                                                             505
                                                                          ------
Retail (0.0%)
   Jitney-Jungle*                                            750               8
                                                                          ------
Telephones &
   Telecommunications (7.3%)
   Echostar Communications                                 3,355           1,301
   Hyperion Telecom*                                         973             866
   Nextel Communications PIK*                              8,840             866
                                                                          ------
                                                                           3,033
                                                                          ------
Total Preferred Stocks
   (Cost $3,708)                                                           4,979
                                                                          ------

Common Stocks (9.4%)
Aerospace & Defense (0.6%)
   BE Aerospace*                                          21,475             256
                                                                          ------
Apparel/Textiles (1.2%)
   Dan River, Cl A*                                       46,570             303
   Pillowtex                                              26,115             196
                                                                          ------
                                                                             499
                                                                          ------
Automotive & Truck Parts (0.5%)
   Exide                                                  21,270             203
                                                                          ------
Broadcasting, Newspapers &
   Advertising (0.9%)
   Pegasus Communications*                                 8,061             364
                                                                          ------
Comestrics & Toiletries (0.5%)
   Drypers*                                               73,705             219
                                                                          ------
Environmental Services (0.4%)
   Waste Systems International,
     Cl B*                                                25,800             148
                                                                          ------
Food, Beverage & Tobacco (2.4%)
   Dr. Pepper Bottling Holdings,
     Cl A*                                                33,300             999
                                                                          ------

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets                                       Penn Capital Funds
September 30, 1999

                                                        Shares/Face
PENN CAPITAL STRATEGIC                                     Amount         Value
HIGH YIELD BOND FUND                                       (000)          (000)
--------------------------------------------------------------------------------
Gaming (0.1%)
   Players International*                                    7,600        $   56
                                                                          ------
Industrial (0.1%)
   Haynes Holdings* (A)                                      6,960            35
                                                                          ------
Medical Products & Services (0.9%)
   Unilab*                                                  67,925           386
                                                                          ------
Petroleum & Fuel Products (0.6%)
   Nabors Industries*                                       10,411           260
                                                                          ------
Telephones &
   Telecommunication (1.2%)
   Clearnet, Cl A*                                          27,950           505
                                                                          ------
Total Common Stocks
   (Cost $4,012)                                                           3,930
                                                                          ------

Warrants (0.0%)
   Allegiance Telecom*                                          35            --
                                                                          ------
Total Warrants
   (Cost $0)                                                                  --
                                                                          ------

Repurchase Agreement (10.4%)
   Morgan Stanley,
     5.25%, dated 09/30/99, matures
     10/01/99, repurchase price
     $4,353,693, (collateralized by
     U.S. Treasury Notes,
     par value $4,322,000, 6.50%,
     matures 08/15/05: market
     value $4,441,242)                                     $ 4,354        $4,354
                                                                          ------
Total Repurchase Agreement
   (Cost $4,354)                                                           4,354
                                                                          ------
Total Investments (99.5%)
   (Cost $41,887)                                                         41,700
                                                                          ------
Other Assets and Liabilities, Net (0.5%)                                     222
                                                                          ------

                                                                          Value
                                                                          (000)
--------------------------------------------------------------------------------
Net Assets:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 4,754,987 outstanding
     shares of beneficial interest                                     $ 45,372
   Accumulated net realized loss
     on investments                                                      (3,263)
   Net unrealized depreciation on
     investments                                                           (187)
                                                                       --------
Total Net Assets (100.0%)                                              $ 41,922
                                                                       ========
   Net Asset Value, Offering and
     Redemption Price Per Share                                           $8.82
                                                                       ========

*Non-income producing security
(A) Security sold with in the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors".
(B)  Security in default on interest payments.
(C)  Security in default on interest and principal payments.
(D) Delayed Interest (Step-Bonds) -- Represents securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate disclosed represent yields at September 30, 1999, based upon the estimated timing and amount of futures interest and principal payments.
Cl -- Class
Cv -- Convertible
PIK -- Payment-in-Kind
REIT -- Real Estate Investment Trust
Ser -- Series
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)                                 Penn Capital Funds
September 30, 1999

                                                          Penn Capital Strategic
                                                           High Yield Bond Fund
                                                          ----------------------

Investment Income:
   Interest ..................................................... $3,513
   Dividends.....................................................     95
--------------------------------------------------------------------------------

     Total Investment Income.....................................  3,608
--------------------------------------------------------------------------------

Expenses:
   Investment Advisory Fees .....................................    203
   Investment Advisory Fee Waiver ...............................   (170)
   Administrator Fees ...........................................     68
   Custodian Fees ...............................................     10
   Transfer Agent Fees ..........................................     24
   Professional Fees ............................................     25
   Trustee Fees .................................................      4
   Registration Fees ............................................     35
   Pricing Fees .................................................      4
   Printing Fees ................................................     43
   Amortization of Deferred Organizational Costs.................      4
   Insurance and Other Fees......................................      1
--------------------------------------------------------------------------------
     Total Expenses .............................................    251
--------------------------------------------------------------------------------
         Net Investment Income ..................................  3,357
--------------------------------------------------------------------------------
   Net Realized Loss From Securities Sold ....................... (2,506)
   Net Unrealized Appreciation
     of Investment Securities ...................................  2,090
--------------------------------------------------------------------------------

   Net Realized and Unrealized Loss
     on Investments .............................................  (416)
--------------------------------------------------------------------------------

   Net Increase in Net Assets Resulting
     from Operations ............................................ $2,941
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


Statement of Changes in Net Assets (000)                                        Penn Capital Funds

                                                                         Penn Capital Strategic
                                                                          High Yield Bond Fund
                                                                      ----------------------------
                                                                      10/1/98 thru     3/1/98 thru
                                                                        9/30/99        9/30/98 (1)
--------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income ...........................................  $  3,357          $  728
   Net Realized Loss on Securities Sold.............................    (2,506)           (757)
   Net Unrealized Appreciation (Depreciation) of
     Investment Securities .........................................     2,090          (2,277)
--------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations .............................................     2,941          (2,306)
--------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ...........................................    (3,364)           (721)
--------------------------------------------------------------------------------------------------
     Total Distributions ...........................................    (3,364)           (721)
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .....................................    35,705           9,446
   Proceeds from Shares Issued in Lieu of Cash Distributions........     2,157             395
   Increase from In-Kind Transfers..................................        --          11,169
   Cost of Shares Redeemed..........................................   (13,359)           (141)
--------------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Capital Share Transactions.....................................    24,503          20,869
--------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ..................................    24,080          17,842
--------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period............................................    17,842              --
--------------------------------------------------------------------------------------------------
     End of Period(2) ..............................................   $41,922         $17,842
==================================================================================================
Shares Issued and Redeemed:
   Issued ..........................................................     3,991             923
   Issued in Lieu of Cash Distributions.............................       241              44
   Issued in connection with In-Kind Transfers......................        --           1,047
   Redeemed.........................................................    (1,478)            (13)
--------------------------------------------------------------------------------------------------
   Net Increase in Share Transactions...............................     2,754           2,001
--------------------------------------------------------------------------------------------------

  Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commenced operations on March 1, 1998.
(2) Includes undistributed net investment income of $7 as of September 30, 1998.

    The accompanying notes are an integral part of the financial statements.


Financial Highlights                                                                                  Penn Capital Funds

For a Share Outstanding Throughout the Period

           Net                   Realized and                                     Net                  Net
          Asset                  Unrealized     Distributions    Distributions   Asset               Assets      Ratio
          Value        Net          Loss          from Net           from        Value               End of    Expenses
        Beginning   Investment       on          Investment         Capital      End of    Total     Period   to Average
        of Period     Income     Investments       Income            Gains       Period   Return(1)   (000)   Net Assets
        ---------   ----------   ------------   -------------    -------------   ------   ---------  ------   ----------

-------------------------------------------
Penn Capital Strategic High Yield Bond Fund
-------------------------------------------
1999(3)  $ 8.91        0.83        (0.09)          (0.83)              --         $8.82     8.65%    $41,922     0.68%
1998(2)  $10.00        0.37        (1.09)          (0.37)              --         $8.91    (7.23)%   $17,842     0.68%*


                                                    Ratio of Net
                                  Ratio of           Investment
                                  Expenses           Income to
               Ratio of Net      to Average           Average
                Investment       Net Assets          Net Assets
                  Income         (Excluding          (Excluding         Portfolio
                to Average       Waivers and         Waivers and        Turnover
                Net Assets     Reimbursements)     Reimbursements)        Rate
               ------------    ---------------     ---------------      ---------
1999(3)           9.11%           1.14%                 8.65%            96.98%
1998(2)          10.04%*          2.09%*                8.63%*           29.19%

  * Annualized
(1) Returns are for the period indicated and have not been annualized.
(2) Commenced operations on March 1, 1998.
(3) On January 25, 1999, shareholders of the Alpha Select Penn Capital High Yield Bond Fund (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Penn Capital High Yield Bond Fund.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements                                 Penn Capital Funds
September 30, 1999

1.   Organization:

TIP Funds (the "Trust") a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 19 portfolios. The financial statements included herein are for the Penn Capital Strategic High Yield Bond Fund, (the "Fund"). The Fund is registered to offer two classes of shares, Institutional Shares and Adviser Shares. As of September 30, 1999, the advisory shares had not yet commenced operations. The financial statements of the remaining portfolios are presented separately. The assets of the Fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies.

2.   Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

     Security Valuation -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Fixed income securities for which market prices are not readily available may be valued pursuant to guidelines established by the Board of Trustees.

     Federal Income Taxes -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Income from payment-in-kind and step-up bonds is recorded based on the effective interest method. The cost of these securities has been adjusted to reflect in-kind interest income. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     Net Asset Value Per Share -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements (Concluded)                     Penn Capital Funds
September 30, 1999

     Expenses -- Expenses that are directly related to the Fund are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     Distributions to Shareholders -- Distributions from net investment income are declared daily and paid monthly to Shareholders. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3.   Organization Costs and Transactions with Affiliates:

Organization costs have been capitalized by the Fund and are being amortized over a period of sixty months. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.   Administration, Shareholder Servicing, and Distribution Agreements:

The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee. For these administrative services, the Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of .09% of the Trust's average daily net assets up to $250 million, .07% on the next $250 million, .06% on the next $250 million, .05% on the next $1.25 billion and
 .04% of such assets in excess of $2 billion. The Fund is subject to a minimum annual fee of $65,000 for the first class of shares and $15,000 for each additional class of shares, which may be reduced at the sole discretion of the Administrator.

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated April 28, 1996. The Distributor receives no fees for its distribution services under this agreement.

Notes to Financial Statements (Concluded)                     Penn Capital Funds
September 30, 1999

5.   Investment Advisory Agreement:

For its services, Penn Capital Management Company, Inc. (the "Adviser") is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .55% of the average daily net assets of the Strategic High Yield Bond Fund. Penn Capital has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Strategic High Yield Bond Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than .68%. Penn Capital reserves the right, in its sole discretion, to terminate these voluntary fee waivers and reimbursements at any time.

6.  Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term investments for the period ended September 30, 1999, are as follows
(000):

                                Penn Capital Strategic
                                 High Yield Bond Fund
                                ----------------------
Purchases ................             $52,401
Sales ....................             $32,834

At September 30, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at September 30, 1999, are as follows (000):

                                  Penn Capital Strategic
                                   High Yield Bond Fund
                                  ----------------------
Aggregate gross unrealized
   appreciation ................        $ 2,734
Aggregate gross unrealized
   depreciation ................         (2,921)
                                        -------
Net unrealized depreciation             $  (187)
                                        =======

For Federal income tax purposes the fund had a capital loss carryforward of $1,140,491 at September 30, 1999 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2007.

7.  In Kind Transfers of Securities (000)

During the period ended September 30, 1998, Strategic High Yield Bond Fund issued 1,047 shares of beneficial interest in exchange for portfolio securities from certain accounts managed by Penn Capital at their current value of $11,169, which includes $243 of net unrealized loss.

8.  Concentration of Credit Risk

The Strategic High Yield Bond Fund invests primarily in fixed income securities that are not rated or that are rated below investment grade (i.e., Ba1 or lower rating by Moody's and/or BB+ or lower by S&P), including securities of issuers subject to proceedings under the Federal Bankruptcy Code. The market for such securities is relatively inefficient due to its complexity and the limited availability of information on such securities.

Report of Independent Auditors                                Penn Capital Funds
September 30, 1999

To the Shareholders and Board of Trustees
TIP Funds -- Penn Capital Strategic High Yield Bond Fund

     We have audited the accompanying statement of net assets of the TIP Funds - Penn Capital Strategic High Yield Bond Fund (the "Fund") as of September 30, 1999, and the related statement of operations, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TIP Funds - Penn Capital Strategic High Yield Bond Fund at September 30, 1999, the results of its operations, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
November 8, 1999

                             Notice to Shareholders
                                       of
                               Penn Capital Funds
                                   (Unaudited)

For shareholders that do not have a September 30, 1999 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 1999, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 1999, each portfolio is designating the following items with regard to distributions paid during the year.


                                                   Long Term
                                                   (20% Rate)           Ordinary
                                                  Capital Gain           Income           Tax Exempt
           Portfolio                              Distributions       Distributions        Interest
           ---------                              -------------       -------------       ----------
TIP Funds - Penn Capital Strategic
   High Yield Bond ..................                  0.00%             100.00%             0.00%

                                                      Total            Qualifying
           Portfolio                              Distributions       Dividends (1)
           ----------                             -------------       -------------
TIP Funds - Penn Capital Strategic
   High Yield Bond ..................                100.00%              1.66%

----------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributors".

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Trust
TIP Funds
P.O. Box 419805
Kansas City, MO 64141-6805

Investment Adviser                                                                            Annual
Penn Capital Management Company, Inc.                                                         Report
                                                                                  SEPTEMBER 30, 1999
Distributor
SEI Investments Distribution Co.

Administrator
SEI Investments Mutual Funds Services

Legal Counsel
Morgan, Lewis & Bockius LLP

Independent Auditors                                                                     [LOGO OMITTED]
Ernst & Young LLP

To open an account, receive account information,
make inquiries, or request literature:
1-800-224-6312                                                       Penn Capital Funds
                                                         -------------------------------------------
This report was prepared for shareholders in the             Portfolios of the TIP Funds {LOGO]
Penn Capital Funds. It may be distributed to             -------------------------------------------
others only if preceded or accompanied by a              Penn Capital Strategic High Yield Bond Fund
Prospectus, which contains detailed information.         -------------------------------------------


PEN-F-006-02